PIMCO Funds

Supplement dated October 30, 2020 to the

Asset Allocation Funds Prospectus, Bond Funds Prospectus,

Equity-Related Strategy Funds Prospectus, International Bond Funds Prospectus and

Real Return Strategy Funds Prospectus, each dated July 31, 2020, each as supplemented from time to time, and the PIMCO ESG Income Fund Prospectus, dated August 20, 2020,

as supplemented from time to time (each a “Prospectus”)

Effective immediately, the following is added to the end of Appendix B in each Prospectus:

Effective October 30, 2020, shareholders purchasing Fund shares through Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates are eligible for all applicable sales charge waivers as described in this prospectus.

In addition, a front-end sales charge waiver with respect to Class A shares will apply to Class C shares held for at least seven years that are converted at net asset value to Class A shares of the same Fund. The conversion from Class C shares to Class A shares will occur monthly based on the age of the shares on the last day of the month. This waiver may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated October 30, 2020 to the Credit Bond Funds Prospectus,

Short Duration Strategy Funds Prospectus and Tax-Efficient Strategy Funds Prospectus,

each dated July 31, 2020, each as supplemented from time to time (each a “Prospectus”)

Effective immediately, the following is added to the end of Appendix B in each Prospectus:

Effective October 30, 2020, shareholders purchasing Fund shares through Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates are eligible for all applicable sales charge waivers as described in this prospectus.

In addition, a front-end sales charge waiver with respect to Class A shares will apply to Class C shares held for at least seven years that are converted at net asset value to Class A shares of the same Fund. The conversion from Class C shares to Class A shares will occur monthly based on the age of the shares on the last day of the month. This waiver may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Effective immediately, the first sentence of the paragraph immediately preceding the “Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management” table in Appendix B is deleted and replaced with the following in each Prospectus:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ prospectus or SAI.

Effective immediately, the fifth bullet point of the “Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management” table in Appendix B is deleted and replaced with the following in each Prospectus:

Class C and Class C-2 (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

Effective immediately, the seventh bullet point of the “Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management” table in Appendix B is deleted and replaced with the following in the Short Duration Strategy Funds Prospectus:

Shares of the PIMCO Short-Term Fund.

Investors Should Retain This Supplement for Future Reference

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